UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 27, 2007
ZIPREALTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51002	94-3319956

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2000 Powell Street, Suite 300
Emeryville, CA 94608
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (510) 735-2600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On March 27, 2007, the Compensation Committee of the Board of Directors of ZipRealty, Inc. (the “Company”) approved a Management Incentive Plan — Fiscal Year 2007 (the “MIP”). Eligible persons under the MIP include all employees holding the position of Vice President or higher (other than Vice Presidents overseeing sales, who are covered under a separate incentive arrangement) and all headquarters-based full-time “exempt” (pursuant to federal and state wage and hour laws) employees. The MIP has been designed to motivate and retain these employees to achieve the Company’s financial and operational goals for fiscal year 2007 and to promote retention. Payments under the MIP are subject to the Company’s achievement of minimum revenue and earnings thresholds for fiscal year 2007 as well as, in the case of any particular employee, his or her individual performance. Incentive payments under the MIP are subject to other terms and conditions, as set forth more fully in the copy of the MIP that is filed as an exhibit to this report on Form 8-K.
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (e) On March 27, 2007, at a regularly scheduled meeting, the Compensation Committee of the Board of Directors of the Company approved the following annual base salaries (effective April 1, 2007) and stock option grants for the Company’s principal executive officer, principal financial officer and named executive officers. Each stock option granted vests as to 25% of the shares on the first anniversary of the date of grant and then vests ratably over the following three years, subject to the officer’s continued service to the Company on those dates. The options were granted at an exercise price of $7.11 per share, which was the closing price of the Company’s common stock on The Nasdaq Global Market on the date of grant.

Name and Position	Base Salary	Stock Option Grant (# Shares)
Richard F. Sommer	$400,000	n/a
Chief Executive Officer
Joseph Patrick Lashinsky	$300,000	n/a
President
William C. Sinclair	$226,800	100,000
Executive VP, Operations and Business Development
David A. Rector	$208,000	175,000
Senior Vice President, Controller, Chief Accounting Officer and Interim Chief Financial Officer
Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished with this report on Form 8-K:
          10.21   ZipRealty, Inc. Management Incentive Plan — Fiscal Year 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPREALTY, INC. a Delaware corporation
Dated: April 2, 2007	By:	/s/ David A. Rector
David A. Rector
Senior Vice President, Controller, Chief Accounting Officer and Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

10.21	ZipRealty, Inc. Management Incentive Plan — Fiscal Year 2007